UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2003

Commission file number 1-11625

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

1500 County Road B2 West, Suite 400, St. Paul, Minnesota	55113
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (651) 636-7920

Item 9.     Regulation FD Disclosure

On January 30, 2003, Pentair, Inc. (the Company) announced its consolidated financial results for the fourth quarter and year ended December 31, 2002. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 31, 2003.

PENTAIR, INC.
Registrant

By	/s/ David D. Harrison

David D. Harrison
Executive Vice President and Chief Financial Officer (Chief Accounting Officer)

Exhibit Index

Exhibit	Description
99.1	Pentair, Inc. Press Release dated January 30, 2003.